UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2024

Gulf Island Fabrication, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2170 Buckthorne Place, Suite 420

The Woodlands, Texas 77380

(Address of principal executive offices)(Zip Code)

(713) 714-6100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	GIFI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 5, 2024, Gulf Island Fabrication, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its third quarter results for 2024. A copy of the Press Release is attached as Exhibit 99.1.

Neither the information reported herein nor in the Press Release shall be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2024, William E. Chiles, Chair of the Board, informed the Board of Directors (the “Board”) of the Company that he does not plan to seek re-election to the Board and will retire as a director effective at the 2025 annual meeting of shareholders. In connection with Mr. Chiles’s expected retirement, effective November 30, 2024, the Board has approved the appointment of the Company’s President and Chief Executive Officer (“CEO”), Richard W. Heo, to serve as Chair of the Board and Robert M. Averick to serve as lead independent director. Mr. Chiles will remain a member of the audit committee and compensation committee and will work with Messrs. Heo and Averick to ensure that all of his responsibilities as Chair of the Board are smoothly transitioned. Based on the recommendation of the Corporate Governance and Nominating Committee and as part of the Company’s board succession planning, the Board concluded that Mr. Heo was best positioned to serve as Chair of the Board and that combining the roles of CEO and Chair of the Board is the optimal leadership structure for the Company going forward. Mr. Averick will serve as lead independent director with clearly defined responsibilities to enhance the independent oversight function of the Board. Mr. Heo has been CEO and a director since 2019 and Mr. Averick has been a director since 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1 *	Press Release, dated November 5, 2024, announcing 2024 third quarter results.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished with this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)
Dated:	November 5, 2024